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                                                                   Exhibit 23.1

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 12, 2006 (except for Note 20, as to which the date is October 10, 2006), in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-135472) and related Prospectus of Optium Corporation for the registration of shares of its common stock.

                                                      /s/ Ernst & Young LLP

Philadelphia, PA
October 23, 2006